UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest reported)
                                 July 2, 2003

                              Innovation Holdings, Inc.
           (Exact name of registrant as specified in its chapter)

                                          Nevada
                   (State or other jurisdiction of incorporation

                                       000-27777
                               (Commission File Number)

                                     91-1923501
                          (IRS Employer Identification No.)

                             14622 Ventura Blvd, Suite 1015
                               Sherman Oaks, California
                    (Address of principal executive offices)

                                        91403
                                      (Zip Code)

                  Registrant's telephone number, including area code
                                    (310) 788-5444

                                         None
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On July 1, 2003], World Wide Digital Media ("WWDM"), a wholly owned subsidiary of Innovation Holdings (the "Registrant") entered into a License Agreement with Vidway Interactive ("Vidway) to acquire its video library, which consists of approximately 800 hours of programming.

The License Agreement is filed herewith as Exhibit 99.1, and the description contained herein of the License Agreement is qualified in its entirety by reference to such exhibit.

In a separate Employment Agreement, entered into simultaneously with the License Agreement, David Copeland of Vidway was hired as Chief Executive Officer of WWDM.

Mr. Copeland began his career with Sound Video Unlimited ("SVU").
SVU supplied the home video department of Musicland Stores with its entire inventory. At its peak Musicland had several hundred stores worldwide, when it was acquired by Ingram Entertainment. Mr. Copland left SVU in 1982 to start his own company, GMI/Vidway Interactive.
Over the course of the next 21years, Mr. Copeland built GMI/Vidway into one of the largest video production companies for mature audience with over 3000 hours of original programming in its catalogue.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1 License Agreement dated July 1, 2003, entered into by and between the Registrant and Vidway Interactive

Schedules and Exhibits to the License Agreement have not been filed because the Company believes they do not contain information material to an investment decision that is not otherwise disclosed in the License Agreement. The Company hereby agrees to furnish a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2003                    Innovation Holdings, Inc.
                                       /s/ Robert Blagman
                                       Robert Blagman

                                  Exhibit 99.1

                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement"), dated as of July 1, 2003, effective as of the same is made and entered into by and between Vidway Interactive, Inc., a New York corporation with its principal offices located at 630 9th Avenue, New York, New York, 10036 ("LICENSOR"), and World Wide Digital Media, Inc., a Nevada Corporation and a wholly owned subsidiary of Innovation Holdings, Inc. ("Parent Company") with its principal offices located at 1901 Avenue of the Stars, Suite 1710, Los Angeles, CA 90067 ("LICENSEE").

                                    RECITALS

     WHEREAS, the LICENSOR owns all rights to certain VIDEO PROGRAMS and owns and controls certain masters to other VIDEO PROGRAMS that it is empowered to convey to LICENSEE; and

     WHEREAS, the LICENSEE is a direct marketing company that has affiliations with numerous cable television operators, multiple point microwave distribution systems ("MDS"), Satellite Master Antennae Television Systems ("SMATV"), Video Dial Tone/OVS, VOD, Telco and otherwise, (the "Affiliates") which own or possess rights of access to one or more addressable cable television systems, MMDS systems, SMATV systems, Video Dial Tone/OVS, VOD, Telco systems consisting of facilities, equipment and/or cable transmission paths capable of exhibiting the VIDEO PROGRAMS; and

     WHEREAS, the LICENSOR and the LICENSEE desire to enter into this agreement so that LICENSEE may acquire all the rights in and to the VIDEO PROGRAMS limited to exhibition via means of television distribution and LICENSOR reserves all other rights to the VIDEO
PROGRAMS, including those rights specifically reserved in the LICENSOR herein;

     NOW THEREFORE, the LICENSOR and the LICENSEE agree, as follows:

1. Definitions.

For purposes of this Agreement, the following definitions shall apply:

a) The term "copyrights" shall mean all copyrights now or hereafter owned by LICENSOR relating to the VIDEO PROGRAMS.

b) The term "intellectual property" shall mean the rights of publicity, the trademarks, the copyrights and all other proprietary rights relating to the VIDEO PROGRAMS.

c) The term "rights of publicity" shall mean the likenesses, physical characteristics, personalities, characters and personas of the talent.

d) The term "VIDEO PROGRAMS" shall mean the following programs derived from approximately eight hundred (800 hours) taped programs, more fully described on Exhibit A, attached hereto and incorporated herein by reference.

e) The term "talent" shall mean all individuals who perform in the VIDEO PROGRAMS.

f) The term "territory" shall mean the geographical areas worldwide including the United States, its territories and possessions.
g) The term "trademarks" shall mean all symbols, designs, styles, emblems, logos, and marks owned and/or controlled by LICENSOR and used in connection with the VIDEO PROGRAMS, including, but not limited to, the name, the logos, other marks.

2.  Grant of License.

LICENSOR hereby agrees to license to LICENSEE the VIDEO PROGRAMS in accordance with the terms hereof limited to exhibition via any means of television distribution, including without limitation, terrestrial, cable, pay TV and satellite including the right to sub-license as stated in the Standard Terms and Conditions attached hereto, excepting a reservation to LICENSOR of all worldwide rights in and to the VIDEO PROGRAMS for DVD, video distribution, Internet streaming, and any new format or means of distribution which may be developed to convey physical product containing programs to an end user, as well as any other rights not specifically granted herein, subject to the Standard Terms and Conditions attached hereto and hereby incorporated by reference herein.

LICENSOR agrees that the license granted herein is exclusive and shall not grant a license in the VIDEO PROGRAMS in the Territory to anyone other than LICENSEE during the Term of this Agreement. Notwithstanding anything contained herein to the contrary, LICENSEE acknowledges that the individual Talent appearing in the VIDEO PROGRAMS shall not be exclusive to LICENSEE

3. Term

Unless terminated earlier, the term of this Agreement shall commence on the date hereof and shall continue thereafter for a period of ten years ("the Initial Term"). The term shall renew automatically in Ten
(10) year increments, provided LICENSEE earns greater than U.S. $5,000,000 in gross revenue derived from the use of the license during the Initial Term. If LICENSEE fails to earn greater than U.S $5,000,000 during the Initial Term or if LICENSOR fails to receive at least U.S. $1,000,000 either in cash from LICENSEE or Parent Company or in gross proceeds over a period of 48 months from the date hereof from its sale of stock in the Parent Company received pursuant to paragraph 4 hereof, the license and all rights granted hereunder shall immediately and without notice, revert back to LICENSOR. If this Agreement is terminated any sublicenses to third parties created by LICENSEE shall remain valid and in force provided that LICENSEE pays fifty percent (50%) of gross receipts from such sublicense to LICENSOR within 30 days of receipt.

4. Consideration

No later than 7 days from the date of signing, LICENSEE shall pay to LICENSOR a license fee equal to an aggregate 1,494,675,300 shares of restricted common stock of LICENSEE'S Parent Company trading Over-the-Counter on the Bulletin Board under the symbol "INOV" or "INOVE"
with associated "piggyback" registration rights .   LICENSEE
represents that such number of shares represents 45% of the Parent Company's stock outstanding on a primary basis (excluding options and warrants) as of June 25, 2003.

In the event LICENSEE shall have issued 1,494,675,300 shares of restricted common stock of Parent Company to LICENSOR and the gross proceeds from the sale of the shares of Parent Company received by LICENSOR is less than U.S. $1,000,000 over the period of 18 months from the date hereof, LICENSEE shall cause its Parent Company to issue to LICENSOR additional shares equal in value to 2x the difference on the 18 month anniversary of this agreement. The price per share shall be the average closing price of the last five trading days prior to the 18 month anniversary. In the absence of a public market for shares, the price per share will be negotiated in good faith between the parties.

No royalties shall be paid to LICENSOR in connection with the sale of the VIDEO PROGRAMS by LICENSEE.

5. Delivery

The VIDEO PROGRAMS shall be made available to LICENSEE in accordance with Exhibit A attached hereto and incorporated herein by this reference.

The VIDEO PROGRAMS shall remain in place at the office of LICENSOR, and all copies made from the master programs thereof will remain the property of the LICENSOR. When needed, the LICENSOR shall provide to the LICENSEE copies of the VIDEO PROGRAMS to be used for programming. LICENSOR shall pay storage and shipping costs on the masters as well as duplication costs, which shall be reimbursed by LICENSEE upon written request. All copies of VIDEO PROGRAMS shall be returned to LICENSOR by LICENSEE upon the termination or expiration of this Agreement except such VIDEO PROGRAMS that have been sublicensed to an unaffiliated third party (see Section 3).

6. Press Releases

LICENSOR and LICENSEE agree that no press releases shall be issued with respect to the VIDEO PROGRAMS without their mutual consent in writing. In no way shall this provision be construed so as to restrict LICENSEE'S Parent Company from complying with applicable state and federal securities laws and regulations regarding disclosure.

8. Bankruptcy by Licensee

Anything herein contained to the contrary notwithstanding, in the event that LICENSEE shall file for bankruptcy protection and discontinue operations, then this Agreement shall cease and terminate as of the last date of the bankruptcy with the same force and effect as if such last day of the month were originally set forth as the termination date hereof and all rights in the VIDEO PROGRAMS shall revert to LICENSOR.

7. Acknowledgment

By executing this Agreement, LICENSEE acknowledges that they have reviewed and understand all provisions of this Agreement, including the attached Standard Terms and Conditions.

8. Standard Terms and Conditions.

This Agreement is subject to all of the provisions of the Standard Terms and Conditions, which are attached to and made a part of this Agreement. If any provision of this Agreement shall conflict with any of the provisions of the Standard Terms and Conditions, the terms of this Agreement shall prevail.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

VIDWAY INTERACTIVE, INC.               WORLD WIDE DIGITAL MEDIA, INC.
("LICENSOR")

By:    David Copeland
       /s/ David Copeland
Its:   President
Date:  July 1, 2003

("LICENSEE")

By:    Robert Blagman
       /s/ Robert Blagamn
Its:   President
Date:  July 1, 2003

LICENSE AGREEMENT STANDARD TERMS AND CONDITIONS

SECTION A.  DUBBING/ EDITING

LICENSEE shall not authorize or permit any copying or duplication of any of the VIDEO PROGRAMS, except as necessary for LICENSEE to broadcast, promote, distribute or otherwise exploit the VIDEO PROGRAMS. Except as necessary to broadcast and/or promote the VIDEO PROGRAMS, LICENSEE shall not allow any materials incorporating the VIDEO PROGRAMS or any portions thereof to leave its possession, custody and control. LICENSEE shall make any cuts, changes, or insertions in any of the VIDEO PROGRAMS, including but not limited to promos, commercials, dubbing and/or subtitling as may be required.

SECTION B.  PROMOTION AND ADVERTISING

Uses of Names and Likenesses of Talent. LICENSEE shall not use the names and/or likenesses of the Talent appearing in the VIDEO PROGRAMS for any purpose other than advertising and promoting the VIDEO PROGRAMS. LICENSEE shall not use the names and/or likenesses of the Talent so as to constitute an endorsement or testimonial, either expressed or implied, of any party, product, service, or commercial venture.

SECTION C.  COPYRIGHTS; INFRINGEMENTS; TRADEMARKS

(1) Copyright Notices. The authorization of LICENSOR to permit
LICENSEE to broadcast the VIDEO PROGRAMS and to distribute the VIDEO PROGRAMS is expressly conditioned upon LICENSEE's agreement not to delete from the VIDEO PROGRAMS the copyright notice or notices in the name of LICENSOR included therein as delivered to LICENSEE by LICENSOR.

(2) Infringements. When LICENSEE learns that a party is making unauthorized uses of the Intellectual Property, LICENSEE agrees promptly to give LICENSOR written notice giving all of the information of which it is aware with respect to the actions of such party. LICENSEE agrees not to make any demands or claims, bring suit, effect any settlements, or take any other action against such party without the prior written consent of LICENSOR. LICENSEE agrees to cooperate with LICENSOR, at no out-of-pocket expense to LICENSEE, in connection with any action taken by LICENSOR to terminate infringements. When LICENSOR learns that a party is making unauthorized uses of LICENSEE's intellectual property, LICENSOR agrees promptly to give LICENSEE written notice giving all of the information of which it is aware with respect to the actions of such party. LICENSOR agrees not to make any demands or claims, bring suit, effect any settlements, or take any other action against such party without the prior written consent of LICENSEE. LICENSOR agrees to cooperate with LICENSEE, at no out-of-pocket expense to LICENSOR, in connection with any action taken by LICENSEE to terminate infringements of the Intellectual Property. Notwithstanding the foregoing, should LICENSOR or LICENSEE be sued individually in any action as described above, LICENSOR or LICENSEE, as the case may be, shall have the right to defend itself in any such action, provided, however, that such defense is conducted in good faith consultation with the defense of the other party to this Agreement in that action.

(3) Trademark Uses Inure to LICENSOR's Benefit. As between LICENSEE and LICENSOR, all trademark uses of the Trademarks and other Intellectual Property by LICENSEE shall inure to the benefit of LICENSOR, which shall own all trademarks and trademark rights created by such uses of the Trademarks; provided, however, that the foregoing shall not apply to any trademarks or service marks owned or controlled by LICENSEE or any of its affiliates including any such trademarks or service marks used in connection or combination with any of the Trademarks. LICENSEE hereby assigns and transfers to LICENSOR all trademarks and trademark rights created by such uses of the Trademarks and other Intellectual Property; provided, however, that such assignment shall not apply to or otherwise include any rights in or to any trademarks or service marks owned or controlled by LICENSEE or any of its affiliates.

(4) LICENSEE Not to Assert Interest in Intellectual Property. The LICENSEE agrees that it will not, during the Term of this Agreement or thereafter, directly or indirectly assert any interest in or property rights in any of the components of the Intellectual Property. LICENSEE agrees that it will not, during the Term of this Agreement or thereafter, contest the validity of the Intellectual Property or LICENSOR's ownership of the Intellectual Property.

SECTION D.  INDEMNIFICATIONS

LICENSOR shall indemnify, defend and hold harmless LICENSEE and its affiliates and their respective officers, directors, employees, agents, and representatives from and against any loss, liability, damages, cost, claim, penalty, interest or expense (including attorneys' fees and costs) arising out of or relating to or in connection with any claims or suits which may be brought or made against LICENSEE: (i) by reason of a breach, or allegation which if true would constitute a breach, by LICENSOR of the covenants or representations and warranties set forth in this Agreement, or (ii) based solely upon an alleged unauthorized use by LICENSEE of the VIDEO PROGRAMS, only for each country of the Territory in which LICENSOR has secured trademark registrations in the Trademark for the VIDEO PROGRAMS provided that LICENSEE shall give prompt written notice, and full cooperation and assistance to LICENSOR relative to any such claim or suit and provided, further, that LICENSOR shall have the option to undertake and conduct the defense of any suit so brought. In no event shall LICENSOR'S indemnity herein exceed the cash actually received by LICENSOR herein under this Agreement, including the net proceeds from the sale of shares in the Parent Company. LICENSEE shall not, however, be entitled to recover for lost profits or consequential damages. LICENSEE shall cooperate fully in all respects with LICENSOR in the conduct and defense of said suit and/or proceedings related thereto.

(a) During the Term and continuing after the expiration thereof or other termination of this Agreement, LICENSEE shall indemnify LICENSOR and its affiliates and shall hold it and them harmless from any loss, liability, damages, cost or expense, arising out of or relating to any claims or suits which may be brought or made against LICENSOR by reason of: (i) any breach, or allegation which if true would constitute a breach, of LICENSEE's representations and warranties made herein or its covenants or other undertakings made hereunder; (ii) any use by LICENSEE of the VIDEO PROGRAMS, provided that such claim or suit is not based solely upon an alleged breach by LICENSOR of its covenants, representations or warranties set forth in this Agreement; (iii) any use of any name, likeness, trademark, copyright, design, patent, process, method or device, except for those uses of the VIDEO PROGRAMS that are specifically approved by LICENSOR pursuant to the terms of this Agreement; (iv) LICENSEE's design, manufacture, distribution, shipment, advertising, promotion or sale of the VIDEO PROGRAMS; (v) LICENSEE's non-compliance with any applicable federal, state or local laws or with any other applicable regulations; and (vi) any alleged defects and/or inherent dangers (whether obvious or hidden) in the VIDEO PROGRAMS or the use thereof.

SECTION E.  LICENSOR'S REPRESENTATIONS AND WARRANTIES

LICENSOR hereby represents and warrants that LICENSOR is the sole owner of the rights granted hereunder and other exploitation rights in the VIDEO PROGRAMS and has full right, title and interest in and to the VIDEO PROGRAMS granted in this Agreement and that such rights shall be unencumbered, unpledged, unattached and neither agreements nor unilateral claims exist which might affect a control over such rights licensed, sold and granted to LICENSEE under this Agreement.

Furthermore, LICENSOR represents and warrants that the rights granted herein will not violate or infringe upon the rights of any third persons and/or party and will not be defamatory. LICENSOR will be responsible for any residual payments that may be due to any of such individuals or otherwise with respect to the initial broadcast of the VIDEO PROGRAMS and represents and warrants that the VIDEO PROGRAMS will comply with all applicable laws.

SECTION F.  RESERVATION OF RIGHTS

All worldwide rights in and to the VIDEO PROGRAMS for DVD and video distribution, Internet streaming, and any new format or means of distribution which may be developed to convey programs to an end user are reserved by LICENSOR for its own use.

SECTION G.  FORCE MAJEURE

If either party is prevented from performing its obligations hereunder as a result of a force majeure event, then the non-performing party shall not be liable to the other party for its failure to perform such obligations. As used in this Agreement, force majeure shall mean any act of God, fire, flood, war, public disaster, other calamity, strike, or labor difficulties, or any governmental determination, action, regulation, or order, or any other occurrence beyond the reasonable control of the non-performing party, which, despite the non-performing party's reasonable efforts, the performance of its obligations hereunder impracticable.

SECTION H.  SECURITY INTEREST

(1) In order to induce LICENSOR to enter into this Agreement and to induce LICENSEE to perform its obligations hereunder and in order to secure the full and timely performance by LICENSEE of its obligations, including but not limited to, any payment required hereunder, LICENSEE hereby grants and assigns to LICENSOR a continuing lien and security interest in and to, and mortgage on, (hereinafter collectively referred to as "LICENSOR'S Lien") the Collateral, as defined below. The LICENSOR'S Lien shall be evidenced by, and LICENSEE shall execute and deliver to LICENSOR upon LICENSOR'S request, UCC-1 Financing Statements and any other documents, filings or instruments LICENSOR deems necessary or desirable to create and/or perfect the LICENSOR'S Lien under any applicable law and, to the extent required by LICENSOR, related security agreements, each in form and substance reasonably satisfactory to LICENSOR. LICENSEE'S execution and delivery to LICENSOR of the foregoing is of the essence of this Agreement. LICENSOR shall have all rights of a secured creditor, at law, in equity, and otherwise, in connection with the LICENSOR'S Lien and LICENSOR'S enforcement of LICENSEE'S obligations hereunder.

(2) The term "Collateral" as used herein shall mean all of LICENSEE'S right, title and interest of every kind and nature in, to and under the following items, but none of LICENSEE'S obligations with respect thereto, tangible or intangible, in every state of development, production and completion, whether now owned or in existence or hereafter made acquired or created, contemplated or planned, and all proceeds thereof wherever the same may be located:

(a) All rights licensed or otherwise transferred to LICENSEE hereunder (hereinafter referred to as the "Rights");

(b) All properties, assets and things of value pertaining to the Rights, including without limitation, all accounts, contract rights, chattel paper, documents, general intangibles, goods, all money and claims for money, whether or not such claims to money have been earned by performance, now owned or hereafter acquired by LICENSEE related to, connected with or derived from the Rights and/or the exploitation of the Rights;

(c) All products, proceeds, additions and accessions of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes hereof, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

(3) LICENSEE shall execute, acknowledge and deliver to LICENSOR or cause to be executed, acknowledged and delivered to LICENSOR any and all documents and/or instruments and do such other acts and deeds as may be reasonable required by LICENSOR or its assignees or licensees to further perfect, protect, evidence, effectuate, renew and/or continue the LICENSOR'S Lien, and LICENSOR'S rights in connection therewith. In event LICENSEE fails to do so within three (3) business days after LICENSOR'S request therefore, LICENSEE hereby appoints LICENSOR its irrevocable attorney-in-fact to execute, acknowledge and delivery any such document or instrument and do so other acts and deeds for and of behalf of LICENSOR, and LICENSEE agrees that such appointment constitutes a power coupled with an interest and is irrevocable.

SECTION I.  BANKRUPTCY.

In the event that LICENSEE makes any assignment for the benefit of creditors, files a petition in bankruptcy (voluntarily), has a petition filed against it by a third party (involuntarily), becomes insolvent, or is similarly prevented from or unable to fulfill its duties, hereunder, LICENSOR may terminate this Agreement, immediately, upon giving notice to LICENSEE. In the event of actual bankruptcy or receivership of LICENSEE, this Agreement shall automatically terminate.

SECTION J.  BREACH AND TERMINATION.

(1) Curable Breaches. If either party breaches any of the terms and provisions of this Agreement, and the party involved fails to cure the breach within thirty (30) days after receiving written notice by certified or registered mail from the other party specifying the particulars of the breach, the non defaulting party shall have the right to terminate this Agreement by giving written notice to the defaulting party by registered or certified mail.

(2) Effect of Termination. Termination of this Agreement under the provisions of this section or the provisions set forth elsewhere in this Agreement shall be without prejudice to any rights or claims which LICENSOR may otherwise have against LICENSEE, or which LICENSEE may otherwise have against LICENSOR.

(3) Discontinuance of Use of VIDEO PROGRAMS. Upon the expiration or earlier termination of this Agreement, LICENSEE agrees to immediately and permanently discontinue broadcasting or otherwise using the VIDEO PROGRAMS and immediately to terminate all agreements with third parties which relate to the VIDEO PROGRAMS.

SECTION K.  MISCELLANEOUS PROVISIONS

(1) Restriction on Assignments.   There shall be no restrictions on
assignment and sublicensing while David Copeland is CEO of the LICENSEE. LICENSEE shall notify LICENSOR when an assignment or sublicense is made. If David Copeland is no longer CEO of the Company then LICENSEE can assign and sublicense rights to an unaffiliated third party only after LICENSOR's written approval, such written approval shall not unreasonably be withheld.

(2) Parties Not Joint Venturers. Nothing contained in this Agreement shall be construed so as to make the parties partners or joint venturers or to permit the LICENSEE to bind LICENSOR to any agreement or purport to act on behalf of LICENSOR in any respect.

(3) Modifications of Agreement; Remedies. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing, signed by both parties. Failure by either party to enforce any rights under this Agreement shall not be construed as a continuing waiver or as a waiver in other instances.

(4) No Waiver of Termination Rights. The failure of LICENSOR or LICENSEE to exercise any right to terminate the agreement for any reasons stated herein shall not be and is not a waiver of the right to terminate for such reason, and such right shall be exercisable when it is deemed appropriate by LICENSOR or LICENSEE (as applicable).

(5) Invalidity of Separable Provisions. If any term or provision of this Agreement is for any reason held to be invalid, such invalidity shall not affect any other term or provision, and this Agreement shall be interpreted as if such term or provision had never been contained in this Agreement.

(6) Notices. All notices to be given under this Agreement (which shall be in writing) shall be given at the respective addresses of the parties as set forth below, unless notification of a change of address is given in writing.

Either party may change its address for the purpose of receiving notices or demands by providing written notice given in such manner to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party. Any and all notices, communications and demands required or desired to be given hereunder by either party hereto shall be validly given or made if served either personally, by facsimile or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served by registered or certified mail in the manner herein provided, service shall be conclusively deemed made forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice or demand is to be given as hereinafter set forth:

If to LICENSOR:

Vidway Interactive, Inc.
630 Ninth Avenue, Suite 207
New York, New York 10036
Attn: Dave Copeland

With a copy to:

Eisenberg Tanchum & Levy
675 Third Avenue, Suite 2900
New York, New York 10017
Attn: Richard D. Eisenberg, Esq.

If to LICENSEE:

World Wide Digital Media, Inc.
1901 Avenue of the Stars
Suite 1710
Los Angeles, CA 90067

With a copy to:

Marc R. Tow & Associates
3900 Birch Street, Suite 113
Newport Beach, CA 92660
Attn.: Marc R. Tow

(7) Headings. The paragraph and section headings of this Agreement are inserted only for convenience and shall not be construed as a part of this Agreement.

(8) Entire Understanding. This Agreement contains the entire understanding of the parties with respect to its subject matter. Any and all representations or agreements by any agent or representative of either party to the contrary shall be of no effect.

(9) Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of Nevada, regardless of the place or places of its physical execution and performance execution in multiple forms.

(10) Confidentiality. LICENSEE and LICENSOR each represent and warrant that it shall not disclose to any party (other than its employees, in their capacity as such) any information with respect to the financial terms and provisions of this Agreement except (a) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event the party so complying shall so notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, (b) as part of its normal reporting or review procedure to its parent company, its auditors or its attorneys and such parent company, auditors or attorneys, as the case may be, agree to be bound by the provisions of this section or (c) in order to enforce its rights pursuant to this Agreement.